Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
(13)	Income Taxes

The Company provides for income taxes using an asset and liability approach, under which deferred income taxes are provided based upon enacted tax laws and rates applicable to periods in which the taxes become payable. The Company is subject to income taxes in the U.S. federal and various state jurisdictions. Presently, there is no income tax examination going on in the jurisdictions where the Company operates.

The components of the provision for income taxes for the years ended December 31, 2010, 2011 and 2012 are as follows (dollars in thousands):

	2010	2011	2012
Current:
Federal	$—	$—	$(1,667)
State	(130)	(330)	(635)

	$(130)	$(330)	$(2,302)

Deferred:
Federal	1,404	17,854	(4,757)
State	(70)	2,344	(67)

	1,334	20,198	(4,824)

Total (provision) benefit for income taxes	$1,204	$19,868	$(7,126)

Deferred tax assets (liabilities) as of December 31, 2011 and 2012 consist of the following (dollars in thousands):

	2011	2012
Deferred tax assets:
Current:
Accruals and reserves	$1,291	$1,985
Net operating loss carryforwards	—	9,870

Deferred tax assets-current	1,291	11,855

Noncurrent:
Net operating loss carryforwards	17,139	4,255
Stock-based compensation	3,534	3,827
R&D and other credits	1,261	1,532
Property and equipment	1,000	286
Reserves-noncurrent	525	290

Deferred tax assets-noncurrent	23,459	10,190

Gross deferred tax assets	24,750	22,045

Deferred tax liabilities:
Noncurrent
Intangibles	(4,065)	(9,540)
Goodwill	(2,416)	(3,100)

Gross deferred tax liabilities	(6,481)	(12,640)

Net deferred tax assets and liabilities:
Net deferred tax assets-current	1,291	11,855
Net deferred tax assets (liabilities)	16,978	(2,450)

Total net deferred tax assets	$18,269	$9,405

Reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2010, 2011 and 2012:

Tax provision (benefit) at U.S. statutory rate	(34)%	34%	35%
State income taxes, net of federal benefit	4	4	3
Warrants	31	(1)	—
Permanent items	—	8	4
R&D credits	—	(1)	—
Change in valuation allowance	(8)	(193)	—
Other	—	1	(2)

Provision (benefit) for tax	(7)%	(148)%	40%

The Company’s accounting for deferred taxes involves the evaluation of a number of factors concerning the realizability of the Company’s deferred tax assets. Assessing the realizability of deferred tax assets is dependent upon several factors, including the likelihood and amount, if any, of future taxable income in relevant jurisdictions during the periods in which those temporary differences become deductible. The Company’s management forecasts taxable income by considering all available positive and negative evidence including its history of operating income or losses and its financial plans and estimates which are used to manage the business. These assumptions require significant judgment about future taxable income. The amount of deferred tax assets considered realizable is subject to adjustment in future periods if estimates of future taxable income are reduced.

At December 31, 2012, unrecognized tax benefits approximated $2.5 million, which would impact the income tax expense if recognized. Included in the balance at December 31, 2012 is $0.1 million of current year tax positions, which would affect the Company’s income tax expense if recognized. As of December 31, 2012, the Company has no uncertain tax positions that would be reduced as a result of a lapse of the applicable statute of limitations in the following year. The Company does not anticipate that any adjustments would result in a material change to its financial position. For the years ended December 31, 2010, 2011 and 2012, the Company did not recognize interest or penalties related to unrecognized tax benefits.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

	Year Ended December 31,
	2010	2011	2012
	(In thousands)
Balance, beginning of year	$1,630	$1,994	$2,321
Increase in tax positions for prior years	117	24	15
Decrease in tax positions for prior years	—	—	—
Settlements	—	—	—
Lapse in statute of limitations	—	—	—
Increase in tax positions for current year	247	303	142

Balance, end of year	$1,994	$2,321	$2,478

The Company files income tax returns in the U.S. federal jurisdiction and various states jurisdictions. As a result of the Company’s net operating loss carryforwards, the 2000 through 2012 tax years are open and may be subject to potential examination in one or more jurisdictions.

At December 31, 2012, the Company had federal and state operating loss carryforwards of approximately $38.2 million and $36.9 million, respectively, available to offset future regular and alternative minimum taxable income. The Company’s federal net operating loss carryforwards expire in the years 2023 through 2029, if not utilized. The state net operating loss carryforwards expire in the years 2017 through 2031. The federal and state amounts include tax deduction benefits related to stock options in the amount of $2.7 million and $1.2 million, respectively, that will be booked to additional paid-in capital and that will benefit the tax provision when utilized.

The Company also has tax deductible goodwill related to asset acquisitions. The cumulative amount of amortization deductions through 2012 is $9.3 million

The American Taxpayer Relief Act of 2012, or the Act, was enacted on January 2, 2012. The Act reinstated the research and development credit retroactively to January 1, 2012 and extended it through 2013. As the law enactment is a subsequent event, no tax benefit from claiming the federal research and development credit has been considered for 2012.

In addition, the Company had federal and California research and development credit carryforwards of approximately $2.6 million and $1.4 million respectively, available to offset future tax liabilities. The federal research credit carryforwards expire beginning in the years 2022 through 2031, if not fully utilized. The California tax credit carryforward can be carried forward indefinitely.

The Company’s ability to utilize the net operating losses and tax credit carryforwards are subject to limitations in the event of an ownership change as defined in Section 382 of the Internal Revenue Code (“IRC”) of 1986, as amended, and similar state tax law. In general, an ownership change occurs if the aggregate stock ownership of certain stockholders increases by more than 50 percentage points over such stockholders’ lowest percentage ownership during the testing period (generally three years). The Company completed Section 382 studies through December 31, 2011, and updated the analysis encompassing all common stock transactions through October 9, 2012, the date of the Company’s follow-on public offering and has concluded that an ownership change occurred in October 2012. There were no material common stock transactions between October 9, 2012 and December 31, 2012 that would have caused another ownership change. The ownership change did not result in a limitation of the Company’s utilization of its net operating loss or in its research and development credits expiring unused.

The Company elected to follow the tax law method of determining realization of excess tax benefits for stock based compensation in accordance with ASC 718. During 2012, the Company has benefited from the excess stock option deduction of approximately $4.8 million before net operating loss utilization and accordingly, credited additional paid in capital for approximately $1.9 million.